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                   POLICY MANAGEMENT SYSTEMS CORPORATION


                               EXHIBIT INDEX



                                                   Sequentially
Exhibit                                              Numbered
Number              Description                       Pages

  99                Press Release dated                5-8
                    February 22, 1994




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